UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K/A

(Amendment No.1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2019

SUMMIT NETWORKS, INC.
(Name of small business in its charter)

_____________________________________

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3A, Kingswell Commercial Tower 171-173 Lockhard Road Wanchai, Hong Kong
(Address of principal executive offices)

Registrant's telephone number:

(852) 3910 6020

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Agreement.

On April 9, 2019 Summit Networks, Inc. (the "Company") entered into a Share Exchange Agreement with MoralArrival Environmental and Blockchain Technology Services Limited ("MoralArrival"), a British Virgin Islands company and the shareholder of MoralArrival. Under the terms of that Share Exchange Agreement, the Company agreed to exchange 300,000 shares of its common stock for all the outstanding shares of common stock of MoralArrival. As a result of this transaction, MoralArrival will become a wholly owned subsidiary of the Company. MoralArrival is a recently formed startup company with nominal assets and no history of operations.  This transaction is not considered a “significant transaction” as that term is defined in the Exchange Act.

MoralArrival is in the business of acting as an international agent for a Chinese environmental company, Hengshui Jingzhen Environmental Technology Company Limited of Hebei, China.

On March 31, 2019 the Company entered into a Share Purchase Agreement with Hang Dennis Cheung, wherein the Company sold 100 ordinary shares of its wholly owned subsidiary, Real Capital Limited (“Real Capital”), for a nominal consideration of One US Dollar (US$1.00).  The 100 ordinary shares represent all of the issued and outstanding shares of Real Capital.  Real Capital has had no sales revenue for the past three years and a net assets value of minus Forty Two Thousand, One Hundred and Sixty Hong Kong Dollars (HK$42,160) as at January 31, 2019. The closing of the Share Purchase Agreement occurred on April 10, 2019.  This transaction is not considered a “significant transaction” as that term is defined in the Exchange Act.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The transactions described above were closed on the dates set forth above and the information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sale of Equity Securities.

On April 11, 2019 the Registrant issued 300,000 shares of its common stock (the “Shares” ) in connection with the transaction described in Items 1.01 and 2.01 above. The shares were issued pursuant to an exemption from registration provided Regulation S and by Section 4(2) of the Securities Act of 1933.  The offering was not a public offering as defined in Section 4(2) due to the limited number of persons that received the shares and the manner of the offering.  In addition, the Purchaser represented that it resided outside the United States and had the necessary investment intent as required by Regulation S and Section 4(2) and agree to receive share certificates bearing a legend that stated that the securities were restricted pursuant to Rule 144 of the Securities Act and Regulation S. All sales were made outside of the United States.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2019 Mr. Riggs Cheung submitted to the Board his resignation as director, Chief Executive Officer, President, Treasurer and Secretary of the Company. At the same time, the Board appointed Ms. Yaya Zhang, a member of Board of Directors, as Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary. The Board also elected Mr. Xiang Yang Chang as director. Ms. Zhang and Mr. Chang will hold these positions until they are replaced, resign, or are removed from office.

The resignation of Mr. Cheung was based on personal matters, not because of any disagreement with the Company on any matter related to the Company’s operations, policies or procedures.

Biography

Yaya Zhang – Age 31

Ms. Zhang was first elected to the Company's Board of Directors on February 13, 2019.  From September 2006 to July 2010, she studied at Yanshan University and obtained a major in electronic information. From September 2010 to April 2013, she studied at the 54thResearch Institute of China Electronics Technology Corporation located in  Hebei, China and there she majored in communication and information systems, and obtained her master’s degree in engineering.  From April 2013 to April 2016, she worked in the 54th Research Institute of China Electronics Technology Corporation where she researched special-use integrated circuits and application software. After 2016, Ms. Zhang was in charge of technology research and development, and later she served as the manager of the technology department in Shanghai Fujiang Information Technology Co., Ltd. Ms. Yaya became the Chief Financial Officer of the same company in December 2017, and in 2018, she became a director of Hengshui Jingzhen Environment Protection Technology Co., Ltd., also located in Shanghai, China.

Xiang Yang Chang – Age 39

From the year 2000 to 2003, Mr. Chang attended Party School of Hebei Provincial Party Committee located in Hebei, China where he received a major in economic management.  From 1998 to 2004, he worked in the Material Bureau of Taocheng District, Hengshui City, Hebei Province, China. There he served in the financial management of government material affairs, and once served as financial unit leader.  In February 2004, he was transferred to a senior position in financial management of Hebei Jingxin Group, and successively served as manager of the capital department and Chief Financial Officer.  From 2004 to 2018, he was also employed in the preparatory establishment and management of the preliminary construction of Hengshui Jingzhen Environmental Protection Technology Company. In 2018, he held the position of Assistant to the Chairman of Hebei Jingxin Group and acted as the General Manager of Hengshui Jingxhen Environmental Protection Co., Ltd., located in Hebei, China.

Effective Date of Personnel Changes

The personnel changes described above will be effective 10 days from the distribution to shareholders of the Company’s Schedule 14f indicating a change in control of the Board of Directors.

Item 9.01 Exhibits.

10.1 Share Exchange Agreement between the Company and MoralArrival Environmental and Blockchain Technology Services Limited and its shareholders*

10.2 Share Purchase Agreement between the Company and Hang Dennis Cheung*

*Previously Filed on FORM 8K-April 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 25, 2019	SUMMIT NETWORKS, INC. By: /s/ Yaya Zhang Name: Yaya Zhang Title: Chief Executive Officer